Exhibit 10.1

Execution Version

FOURTH AMENDMENT TO CREDIT AGREEMENT

This FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of September 27, 2019, is among LINN ENERGY HOLDCO II LLC, a Delaware limited liability company (the “Borrower”); LINN ENERGY HOLDCO LLC, a Delaware limited liability company (the “Parent”); LINN MERGER SUB #1, LLC, a Delaware limited liability company (“MidCo”); RIVIERA RESOURCES, INC., a Delaware corporation (“Holdings”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the Parent, MidCo and Holdings, the “Obligors”); ROYAL BANK OF CANADA, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as the Issuing Bank; and the Lenders signatory hereto.

R E C I T A L S

A. The Borrower, the Parent, MidCo, Holdings, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of August 4, 2017 (as amended by the First Amendment, the Second Amendment and the Third Amendment, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Borrower and the other Obligors are parties to that certain Guarantee and Collateral Agreement dated as of August 4, 2017 made by each of the Grantors (as defined therein) in favor of the Administrative Agent.

C. The Borrower, the Parent, MidCo, Holdings, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement as more fully set forth herein.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Amendment, shall have the meaning ascribed to such term in the Credit Agreement. Unless otherwise indicated, all section, exhibit and schedule references in this Amendment refer to sections, exhibits or schedules of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02.

(a) Each of the following definitions is hereby amended and restated in its entirety to read as follows:

“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, as the same may from time to time be further amended, restated, amended and restated, supplemented or otherwise modified.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Borrowing Base Utilization Grid below based upon the Borrowing Base Utilization Percentage then in effect:

Borrowing Base Utilization Grid
Borrowing Base Utilization Percentage	≤	25.0%	>25.0% ≤50.0%	>50.0% ≤75.0%	>75.0% ≤90.0%	>90.0%
ABR Loans		1.00%	1.25%	1.50%	1.75%	2.00%
Eurodollar Loans		2.00%	2.25%	2.50%	2.75%	3.00%
Commitment Fee Rate		0.50%	0.50%	0.50%	0.50%	0.50%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change in the Borrowing Base Utilization Percentage and ending on the date immediately preceding the effective date of the next such change, provided, that if at any time the Borrower fails to deliver a Reserve Report pursuant to Section 8.11(a), then until delivery of such Reserve Report, the “Applicable Margin” shall mean the rate per annum set forth on the grid when the Borrowing Base Utilization Percentage is at its highest level.

“Maturity Date” means August 4, 2021.

“Permitted Asset Sale Properties” means, individually or collectively as the context may require, the Scoop/Stack Assets, the Merge Assets, the Chisholm Midstream Assets, the South Texas Assets, the Permian-TX Assets, the Permian-NM Assets, the Williston Assets, the Drunkards Wash Assets, the North Louisiana Assets, the Illinois Assets, the Texas Assets and the Hugoton Basin Assets.

(b) The following definitions are hereby added where alphabetically appropriate to read as follows:

“Fourth Amendment” means that certain Fourth Amendment to Credit Agreement, dated as of September 25, 2019, among the Borrower, Holdings, MidCo, the Parent, the other Guarantors, the Administrative Agent and the Lenders party thereto.

“Fourth Amendment Effective Date” has the meaning assigned to such term in the Fourth Amendment.

“Hugoton Basin Assets” means any Oil and Gas Properties located in Kansas.

“Illinois Assets” means any Oil and Gas Properties located in Illinois.

“North Louisiana Assets” means any Oil and Gas Properties located in Bienville, Bossier, Catahoula, Claiborne, Grant, Jackson, Lincoln, Morehouse, Ouachita, Tensas, Union, Webster and Winn Parishes, Louisiana.

“Texas Assets” means any Oil and Gas Properties located in Texas (other than the South Texas Assets and the Permian-TX Assets).

(c) The definition of “Total Net Debt” is hereby amended by replacing the reference therein to “$100,000,000” with “$25,000,000”.

2.2 Amendment to Article I. Article I is hereby amended by adding new Sections 1.07 and 1.08 to the end thereof to read as follows:

Section 1.07 Divisions. For all purposes under the Loan Documents, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized and acquired on the first date of its existence by the holders of its Equity Interests at such time.

Section 1.08 Interest Rates; LIBOR Notification. The interest rate on Eurodollar Loans is determined by reference to the LIBO Rate, which is derived from the London interbank offered rate. The London interbank offered rate is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. In July 2017, the U.K. Financial Conduct Authority announced that, after the end of 2021, it would no longer persuade or compel contributing banks to make rate submissions to the ICE Benchmark Administration (together with any successor to the ICE Benchmark Administrator, the “IBA”) for purposes of the IBA setting the London interbank offered rate. As a result, it is possible that commencing in 2022, the London interbank offered rate may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on Eurodollar Loans. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of the London interbank offered rate. In the event that the London interbank offered rate is no longer available or in certain other circumstances as set forth in Section 3.03 of this Agreement, such Section 3.03 provides a mechanism for determining an alternative rate of interest. The Administrative Agent will notify the Borrower, pursuant to Section 3.03, in advance of any change to the reference rate upon which the interest rate on Eurodollar Loans is based. However, the Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, the administration, submission or any other matter related to the London interbank offered rate or other rates in the definition of “LIBO Rate” or with respect to any alternative or successor rate thereto, or replacement rate thereof, including without limitation, whether the composition or characteristics of any such alternative, successor or replacement reference rate, as it may or may not be adjusted pursuant to Section 3.03, will be similar to, or produce the same value or economic equivalence of, the LIBO Rate or have the same volume or liquidity as did the London interbank offered rate prior to its discontinuance or unavailability.

2.3 Amendment to Section 3.03. Section 3.03 is hereby amended and restated in its entirety to read as follows:

Section 3.03 Alternate Rate of Interest.

(a) If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(i) the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate for such Interest Period; or

(ii) the Administrative Agent is advised by the Majority Lenders that the Adjusted LIBO Rate or LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders of making or maintaining their Loans included in such Borrowing for such Interest Period;

then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, fax or electronic communication as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made, as an ABR Borrowing.

(b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) have arisen and such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but either (w) the supervisor for the administrator of the LIBO Rate has made a public statement that the administrator of the LIBO Rate is insolvent (and there is no successor administrator that will continue publication of the LIBO Rate), (x) the administrator of the LIBO Rate has made a public statement identifying a specific date after which the LIBO Rate will permanently or indefinitely cease to be published by it (and there is no successor administrator that will continue publication of the LIBO Rate), (y) the supervisor for the administrator of the LIBO Rate has made a public statement identifying a specific date after which the LIBO Rate will permanently or indefinitely cease to be published or (z) the supervisor for the administrator of the LIBO Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Rate may no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Margin); provided that, if such alternate rate of interest as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. Notwithstanding anything to the contrary in Section 12.02(b), such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Majority Lenders stating that such Majority Lenders object to such amendment. Until an alternate rate of interest shall be determined in accordance with this Section 3.03(b) (but, in the case of the circumstances described in clause (ii)(w), clause (ii)(x) or clause (ii)(y) of the first sentence of this Section 3.03(b), only to the extent the LIBO Rate for such Interest Period is not available or published at such time on a current basis), (x) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective and (y) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing.

2.4 Amendment to Section 12.02(b). The last sentence of Section 12.02(b) is hereby amended and restated to read as follows:

Notwithstanding the foregoing, (i) any supplement to any Schedule permitted or required to be delivered under this Agreement or any other Loan Document shall be effective simply by delivering to the Administrative Agent a supplemental Schedule clearly marked as such and, upon receipt, the Administrative Agent will promptly deliver a copy thereof to the Lenders, (ii) any Security Instrument may be supplemented to add additional collateral with the consent of the Administrative Agent, and (iii) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or any of the other Loan Documents or enter into additional Loan Documents as the Administrative Agent reasonably deems appropriate in order to effectuate the terms of Section 3.03(b).

2.5 Amendment to Article XII. Article XII is hereby amended by adding a new Section 12.24 to the end thereof to read as follows:

Section 12.24 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for any Swap Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

(a) In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.

(b) As used in this Section 12.24, the following terms have the following meanings:

(i) “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.

(ii) “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b).

(iii) “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

(iv) “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).

Section 3. Assignment and Assumption; Borrowing Base Reduction.

3.1 Assignment and Assumption; Exiting Lenders.

(a) As used in this Fourth Amendment, (i) the term “Existing Lenders” means the collective reference to each Lender party to the Credit Agreement immediately prior to the Fourth Amendment Effective Date; (ii) the term “Exiting Lenders” means the collective reference to each of Barclays Bank PLC; Morgan Stanley Bank, N.A.; PNC Bank National Association; ABN AMRO Capital USA LLC; Capital One, National Association; Comerica Bank; BMO Harris Bank N.A.; DNB Capital LLC; Fifth Third Bank; KeyBank National Association; Societe Generale; SunTrust Bank; BP Energy Company; Cargill, Incorporated; Macquarie Bank Limited; Nextera Energy Marketing, LLC; and (iii) the term “Continuing Lenders” means the collective reference to each Existing Lender other than an Exiting Lender.

(b) Effective as of the Fourth Amendment Effective Date, immediately prior to giving effect to the amendments to the Credit Agreement set forth in Section 2 and the Borrowing Base reduction set forth in Section 3.2 and for an agreed consideration, each Exiting Lender (each an “Assignor”) hereby irrevocably sells and assigns to each Continuing Lender (each an “Assignee”), and each Assignee hereby irrevocably purchases and assumes from the Assignors, subject to and in accordance with the Standard Terms and Conditions attached as Annex 1 to Exhibit D to the Credit Agreement (the “Standard Terms and Conditions”) and the Credit Agreement (the “Assignment and Assumption”): (i) all of such Assignor’s rights and obligations in its capacity as a Lender under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to such Assignor’s Assigned Interest (as defined below), including, without limitation, to the extent related to such Assignor’s Assigned Interest, the Commitment and the Maximum Credit Amount of such Assignor and all of the Loans owing to such Assignor which are outstanding on the Fourth Amendment Effective Date, together with the participations in Letters of Credit held by such Assignor on the Fourth Amendment Effective Date (but excluding accrued interest and fees to and excluding the Fourth Amendment Effective Date), in each case, to the extent of an amount and percentage interest (such Assignor’s “Assigned Interest”), such that, after giving effect to such sale, assignment, purchase and assumption, (A) each Assignee shall have the Commitment, Maximum Credit Amount and Loans (and participations in Letters of Credit) specified in the below grid under the caption “Continuing Lenders’ Interests”, (B) the Commitment of each Exiting Lender shall be zero, (C) each Exiting Lender shall have sold and assigned to the Assignees all of the Loans owing to such Exiting Lender which are outstanding on the Fourth Amendment Effective Date, together with the participations in Letters of Credit held by such Exiting Lender on the Fourth Amendment Effective Date, and (D) each Exiting Lender shall cease to be a “Lender” for all purposes under the Credit Agreement and the other Loan Documents but shall continue to be entitled to the benefits of Section 5.01, Section 5.02, Section 5.03 and Section 12.03 of the Credit Agreement; and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Existing Lenders (each in its capacity as a Lender) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above. Such sale and assignment is without recourse to any Existing Lender and, except as expressly provided in the Standard Terms and Conditions, without representation or warranty by any Existing Lender. The Administrative Agent hereby waives the processing and recordation fee of $3,500 payable to the Administrative Agent pursuant to 12.04(b)(ii)(C) of the Credit Agreement in connection with the Assignment and Assumption. The Standard Terms and Conditions are hereby agreed to and incorporated herein by reference and made a part of the terms of the Assignment and Assumption pursuant to this Section 3.1 as if set forth herein in full.

A. Continuing Lenders’ Interests:

CONTINUING LENDERS	MAXIMUM CREDIT AMOUNT	PRINCIPAL AMOUNT OF LOANS	PARTICIPATIONS IN LETTERS OF CREDIT AND LC DISBURSEMENTS
Royal Bank of Canada	$111,111,111.11	$0.00	$7,232,761.94
Citibank, N.A.	$102,777,777.78	$0.00	$6,690,304.81
JPMorgan Chase Bank, N.A.	$102,777,777.78	$0.00	$6,690,304.81
Cadence Bank, N.A.	$61,111,111.11	$0.00	$3,978,019.07
Cathay Bank	$61,111,111.11	$0.00	$3,978,019.07
Canadian Imperial Bank of Commerce, New York Branch	$61,111,111.11	$0.00	$3,978,019.07

(c) Amendment and Restatement of Annex I to the Credit Agreement. On the Fourth Amendment Effective Date, immediately after giving effect to the Assignment and Assumption pursuant to this Section 3.1: (a) each of the Lenders shall have the Maximum Credit Amount specified for such Person on Annex I attached to this Fourth Amendment; (b) Annex I of the Credit Agreement is hereby amended and restated in its entirety to read as set forth on Annex I attached to this Fourth Amendment; and (c) each Exiting Lender shall cease to be a “Lender” for all purposes under the Credit Agreement and the other Loan Documents.

3.2 Borrowing Base Reduction. For the period from and including the Fourth Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $90,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time to the extent required by Section 2.07(e), Section 2.07(f) or Section 8.12(c). For avoidance of doubt, this Borrowing Base increase shall constitute the October 1, 2019 Scheduled Redetermination.

Section 4. Conditions Precedent to Fourth Amendment Effective Date. This Amendment shall become effective on the date (such date, the “Fourth Amendment Effective Date”) when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):

4.1 Fourth Amendment. The Administrative Agent shall have received from the Borrower, each other Obligor, each Lender and the Issuing Bank counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Persons; provided that each Exiting Lender shall sign this Amendment solely for the purpose of agreeing to the provisions of Section 3.1.

4.2 No Default. No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing as of the Fourth Amendment Effective Date.

4.3 Payment of Outstanding Invoices. The Administrative Agent shall have received payment by the Borrower of all fees and other amounts due and payable on or prior to the Fourth Amendment Effective Date, including, to the extent invoiced prior to the Fourth Amendment Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrower (including, but not limited to the reasonable fees of Paul Hastings LLP), in each case pursuant to the Credit Agreement.

4.4 Secretary Certificate. The Administrative Agent shall have received a certificate of the Secretary or a Responsible Officer of the Borrower and of each other Obligor setting forth (i) resolutions of the managers, board of directors or other managing body with respect to the authorization of the Borrower or such Obligor to execute and deliver the Loan Documents to which it is a party, (ii) the individuals (A) who are authorized to sign the Loan Documents to which the Borrower or such Obligor is a party and (B) who will, until replaced by another individual duly authorized for that purpose, act as its representative for the purposes of signing documents and giving notices and other communications in connection with this Agreement and the other Loan Documents to which it is a party, (iii) specimen signatures of such authorized individuals, and (iv) for the Borrower and each other Obligor, the articles or certificate of incorporation or formation (certified by the Secretary of State of the jurisdiction of organization) and the bylaws, operating agreement, partnership agreement or other Organizational Document, as applicable, in each case, certified as being true and complete.

4.5 Good Standings. The Administrative Agent shall have received certificates with respect to the existence, qualification and good standing or other comparable status of the Borrower and each of the other Obligors from the appropriate State agency of such Obligor’s jurisdiction of organization and such other jurisdictions as may be reasonably requested by the Administrative Agent.

4.6 Legal Opinion. The Administrative Agent shall have received an opinion of Kirkland & Ellis LLP, counsel to the Obligors, in form and substance reasonably satisfactory to the Administrative Agent, as to such customary matters regarding this Agreement, the Security Instruments and the other Loan Documents and the Transactions as the Administrative Agent or its counsel may reasonably request.

The Administrative Agent is hereby authorized and directed to declare this Amendment to be effective and to declare the occurrence of the Fourth Amendment Effective Date when it has received documents confirming compliance with the conditions set forth in this Section 3 or the waiver of such conditions in accordance with Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes. For purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless the Administrative Agent shall have received written notice from such Lender prior to the Fourth Amendment Effective Date specifying its objection thereto.

Section 5. Post-Closing Covenants.

5.1 Mortgages. On or before the date that is thirty (30) days following the Fourth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall have delivered to the Administrative Agent duly executed and notarized deeds of trust or mortgages or supplements to existing deeds of trust or mortgages in form reasonably satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 85% of the total value of the proved Oil and Gas Properties of the Borrower and the Restricted Subsidiaries evaluated in the most recently delivered Reserve Report.

5.2 Title Materials. On or before the date that is thirty (30) days following the Fourth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Borrower shall have delivered to the Administrative Agent, together with title information previously delivered to the Administrative Agent, title information as the Administrative Agent may reasonably require satisfactory to the Administrative Agent setting forth the status of title to at least 75% of the total value of the proved Oil and Gas Properties evaluated by the most recently delivered Reserve Report.

The failure by the Borrower to comply with any of the requirements of this Section 5 of this Fourth Amendment shall constitute an immediate Event of Default.

Section 6. Miscellaneous.

6.1 Confirmation. The provisions of the Credit Agreement (as amended by this Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Amendment.

6.2 Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations, and acknowledges, renews and extends its continued liability, under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, as amended hereby (subject to subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law); (c) agrees that from and after the Fourth Amendment Effective Date, each reference to the Credit Agreement in the Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment: (i) the representations and warranties set forth in each Loan Document are true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except for those which have a materiality qualifier, which shall be true and correct in all respects as so qualified) as of such specified earlier date and (ii) no Default has occurred and is continuing.

6.3 Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

6.4 NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

6.5 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

6.6 Payment of Expenses. In accordance with Section 12.03(a) of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable and documented fees, charges and disbursements of counsel to each of the Administrative Agent.

6.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

6.8 Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties to the Credit Agreement and their respective successors and assigns permitted thereby.

6.9 Loan Document. This Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

[Signatures begin next page.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed effective as of the date first written above.

BORROWER:	LINN ENERGY HOLDCO II LLC

	By:	/s/ Holly Anderson
	Name:	Holly Anderson
	Title:	Executive Vice President and General Counsel

PARENT:	LINN ENERGY HOLDCO LLC

	By:	/s/ Holly Anderson
	Name:	Holly Anderson
	Title:	Executive Vice President and General Counsel

MIDCO:	LINN MERGER SUB #1, LLC

	By:	/s/ Holly Anderson
	Name:	Holly Anderson
	Title:	Executive Vice President and General Counsel

HOLDINGS:	RIVIERA RESOURCES, INC.

	By:	/s/ Holly Anderson
	Name:	Holly Anderson
	Title:	Executive Vice President and General Counsel

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

GUARANTORS:	RIVIERA UPSTREAM, LLC

	By:	/s/ Holly Anderson
	Name:	Holly Anderson
	Title:	Executive Vice President and General Counsel

RIVIERA OPERATING, LLC

By:	/s/ Holly Anderson
Name:	Holly Anderson
Title:	Executive Vice President and General Counsel

RIVIERA MARKETING, LLC

By:	/s/ Holly Anderson
Name:	Holly Anderson
Title:	Executive Vice President and General Counsel

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

ADMINISTRATIVE AGENT:	ROYAL BANK OF CANADA, as Administrative Agent

	By:	/s/ Rodica Dutka
	Name:	Rodica Dutka
	Title:	Manager, Agency

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

ISSUING BANK AND LENDER:	ROYAL BANK OF CANADA, as Issuing Bank and a Lender

	By:	/s/ Emilee Scott
	Name:	Emilee Scott
	Title:	Authorized Signatory

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

LENDERS:	CITIBANK, N.A., as a Lender

	By:	/s/ Saqeeb Ludhi
	Name:	Saqeeb Ludhi
	Title:	Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as an Exiting Lender

By:	/s/ Sydney G. Dennis
Name:	Sydney G. Dennis
Title:	Director

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Authorized Signatory

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

MORGAN STANLEY BANK, N.A., as an Exiting Lender

By:	/s/ Megan Kushner
Name:	Megan Kushner
Title:	Authorized Signatory

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK NATIONAL ASSOCIATION, as an Exiting Lender

By:	/s/ Denise S. Davis
Name:	Denise S. Davis
Title:	Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

ABN AMRO CAPITAL USA LLC, as an Exiting Lender

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

By:	/s/ Beth Johnson
Name:	Beth Johnson
Title:	Executive Director

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

CADENCE BANK, N.A., as a Lender

By:	/s/ Anthony Blanco
Name:	Anthony Blanco
Title:	Senior Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as an Exiting Lender

By:	/s/ Monica Pantea
Name:	Monica Pantea
Title:	Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

CATHAY BANK, as a Lender

By:	/s/ Stephen V Bacala II
Name:	Stephen V Bacala II
Title:	Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH, as a Lender

By:	/s/ Scott W. Danvers
Name:	Scott W. Danvers
Title:	Authorized Signatory

By:	/s/ Trudy Nelson
Name:	Trudy Nelson
Title:	Authorized Signatory

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as an Exiting Lender

By:	/s/ Britney P. Geidel
Name:	Britney P. Geidel
Title:	Portfolio Manager, AVP

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

BMO HARRIS BANK N.A., as an Exiting Lender

By:	/s/ Patrick Johnston
Name:	Patrick Johnston
Title:	Director

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

DNB CAPITAL LLC, as an Exiting Lender

By:	/s/ Scott L. Joyce
Name:	Scott L. Joyce
Title:	Senior Vice President

By:	/s/ James Grubb
Name:	James Grubb
Title:	First Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

FIFTH THIRD BANK, as an Exiting Lender

By:	/s/ Dan Condley
Name:	Dan Condley
Title:	Managing Director

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

KEYBANK NATIONAL ASSOCIATION, as an Exiting Lender

By:	/s/ David M. Bornstein
Name:	David M. Bornstein
Title:	Senior Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

SOCIETE GENERALE, as an Exiting Lender

By:	/s/ Max Sonnonstine
Name:	Max Sonnonstine
Title:	Director

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

SUNTRUST BANK, as an Exiting Lender

By:	/s/ Benjamin L. Brown
Name:	Benjamin L. Brown
Title:	Director

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

BP ENERGY COMPANY, as an Exiting Lender

By:	/s/ Mark Galicia
Name:	Mark Galicia
Title:	Attorney-in-Fact

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

CARGILL, INCORPORATED, as an Exiting Lender

By:	/s/ Tyler R. Smith
Name:	Tyler R. Smith
Title:	Authorized Signer

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

MACQUARIE BANK LIMITED, as an Exiting Lender

By:	/s/ Ben Mossemenear
Name:	Ben Mossemenear
Title:	Division Director

By:	/s/ Lynette Ladhams
Name:	Lynette Ladhams
Title:	Associate Director - CGM Legal

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

NEXTERA ENERGY MARKETING, LLC, as an Exiting Lender

By:	/s/ Michael Toal
Name:	Michael Toal
Title:	Vice President

SIGNATURE PAGE

FOURTH AMENDMENT TO CREDIT AGREEMENT

ANNEX I

MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Royal Bank of Canada	22.222222222%	$111,111,111.11
Citibank, N.A.	20.555555556%	$102,777,777.78
JPMorgan Chase Bank, N.A.	20.555555556%	$102,777,777.78
Cadence Bank, N.A.	12.222222222%	$61,111,111.11
Cathay Bank	12.222222222%	$61,111,111.11
Canadian Imperial Bank of Commerce, New York Branch	12.222222222%	$61,111,111.11

TOTAL	100.00000000%	$500,000,000.00

ANNEX I